TEJAS GAS CORPORATION

                                POWER OF ATTORNEY

                  WHEREAS, TEJAS GAS CORPORATION, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-3, including a related Prospectus or Prospectuses, with such amendment or amendments thereto (including post-effective amendments) and any supplement or supplements thereto (the "Registration Statement"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations of the Commission promulgated thereunder, in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating to the Registration Statement in connection with the registration of securities of the Company, including debt securities of the Company and shares of common stock, par value $.25 per share, of the Company and the preferred stock purchase rights associated with such common stock;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Jay
A. Precourt and James W. Whalen, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Registration Statement, including the exhibits thereto and the Prospectus or Prospectuses referred to above, and any and all amendments thereto (including post-effective amendments) and any supplement or supplements thereto and any and all instruments necessary or incidental in connection therewith, as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 17 day of June, 1996.

                                       /s/FREDERIC C. HAMILTON
                                          Frederic C. Hamilton

                              TEJAS GAS CORPORATION

                                POWER OF ATTORNEY

                  WHEREAS, TEJAS GAS CORPORATION, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-3, including a related Prospectus or Prospectuses, with such amendment or amendments thereto (including post-effective amendments) and any supplement or supplements thereto (the "Registration Statement"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations of the Commission promulgated thereunder, in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating to the Registration Statement in connection with the registration of securities of the Company, including debt securities of the Company and shares of common stock, par value $.25 per share, of the Company and the preferred stock purchase rights associated with such common stock;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint P. Anthony Lannie and James W. Whalen, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Registration Statement, including the exhibits thereto and the Prospectus or Prospectuses referred to above, and any and all amendments thereto (including post-effective amendments) and any supplement or supplements thereto and any and all instruments necessary or incidental in connection therewith, as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 17 day of June, 1996.

                                       /s/JAY A. PRECOURT
                                          Jay A. Precourt

                              TEJAS GAS CORPORATION

                                POWER OF ATTORNEY

                  WHEREAS, TEJAS GAS CORPORATION, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-3, including a related Prospectus or Prospectuses, with such amendment or amendments thereto (including post-effective amendments) and any supplement or supplements thereto (the "Registration Statement"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations of the Commission promulgated thereunder, in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating to the Registration Statement in connection with the registration of securities of the Company, including debt securities of the Company and shares of common stock, par value $.25 per share, of the Company and the preferred stock purchase rights associated with such common stock;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Jay
A. Precourt and James W. Whalen, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Registration Statement, including the exhibits thereto and the Prospectus or Prospectuses referred to above, and any and all amendments thereto (including post-effective amendments) and any supplement or supplements thereto and any and all instruments necessary or incidental in connection therewith, as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 17 day of June, 1996.

                                       /s/CHARLES C. GATES
                                          Charles C. Gates

                              TEJAS GAS CORPORATION

                                POWER OF ATTORNEY

                  WHEREAS, TEJAS GAS CORPORATION, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-3, including a related Prospectus or Prospectuses, with such amendment or amendments thereto (including post-effective amendments) and any supplement or supplements thereto (the "Registration Statement"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations of the Commission promulgated thereunder, in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating to the Registration Statement in connection with the registration of securities of the Company, including debt securities of the Company and shares of common stock, par value $.25 per share, of the Company and the preferred stock purchase rights associated with such common stock;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Jay
A. Precourt and James W. Whalen, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Registration Statement, including the exhibits thereto and the Prospectus or Prospectuses referred to above, and any and all amendments thereto (including post-effective amendments) and any supplement or supplements thereto and any and all instruments necessary or incidental in connection therewith, as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 17 day of June, 1996.

                                       /s/ARTHUR L. KELLY
                                          Arthur L. Kelly

                              TEJAS GAS CORPORATION

                                POWER OF ATTORNEY

                  WHEREAS, TEJAS GAS CORPORATION, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-3, including a related Prospectus or Prospectuses, with such amendment or amendments thereto (including post-effective amendments) and any supplement or supplements thereto (the "Registration Statement"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations of the Commission promulgated thereunder, in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating to the Registration Statement in connection with the registration of securities of the Company, including debt securities of the Company and shares of common stock, par value $.25 per share, of the Company and the preferred stock purchase rights associated with such common stock;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Jay
A. Precourt and James W. Whalen, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Registration Statement, including the exhibits thereto and the Prospectus or Prospectuses referred to above, and any and all amendments thereto (including post-effective amendments) and any supplement or supplements thereto and any and all instruments necessary or incidental in connection therewith, as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 17 day of June, 1996.

                                       /s/A.J. MILLER
                                          A.J. Miller

                              TEJAS GAS CORPORATION

                                POWER OF ATTORNEY

                  WHEREAS, TEJAS GAS CORPORATION, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-3, including a related Prospectus or Prospectuses, with such amendment or amendments thereto (including post-effective amendments) and any supplement or supplements thereto (the "Registration Statement"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations of the Commission promulgated thereunder, in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating to the Registration Statement in connection with the registration of securities of the Company, including debt securities of the Company and shares of common stock, par value $.25 per share, of the Company and the preferred stock purchase rights associated with such common stock;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Jay
A. Precourt and James W. Whalen, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Registration Statement, including the exhibits thereto and the Prospectus or Prospectuses referred to above, and any and all amendments thereto (including post-effective amendments) and any supplement or supplements thereto and any and all instruments necessary or incidental in connection therewith, as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 17 day of June, 1996.

                                       /s/ROBERT G. STONE, JR.
                                          Robert G. Stone, Jr.

                              TEJAS GAS CORPORATION

                                POWER OF ATTORNEY

                  WHEREAS, TEJAS GAS CORPORATION, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-3, including a related Prospectus or Prospectuses, with such amendment or amendments thereto (including post-effective amendments) and any supplement or supplements thereto (the "Registration Statement"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations of the Commission promulgated thereunder, in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating to the Registration Statement in connection with the registration of securities of the Company, including debt securities of the Company and shares of common stock, par value $.25 per share, of the Company and the preferred stock purchase rights associated with such common stock;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Jay
A. Precourt and James W. Whalen, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Registration Statement, including the exhibits thereto and the Prospectus or Prospectuses referred to above, and any and all amendments thereto (including post-effective amendments) and any supplement or supplements thereto and any and all instruments necessary or incidental in connection therewith, as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 17 day of June, 1996.

                                       /s/RONALD F. WALKER
                                          Ronald F. Walker